EXECUTION VERSION

FIRST AMENDMENT TO SECURITY AGREEMENT

This First Amendment to Security Agreement (this “Amendment”) is entered into as of February 17, 2016 by and among SunPower Corporation, a Delaware corporation, SunPower Corporation, Systems, a Delaware corporation, SunPower North America, LLC, a Delaware limited liability company, and SunPower Capital, LLC, a Delaware limited liability company, as Grantors (collectively, the “Grantors”), and Credit Agricole Corporate and Investment Bank, as Security Agent

RECITALS

A. The Grantors and the Security Agent are parties to that certain Security Agreement, dated as of January 31, 2014 (as amended pursuant this Amendment and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Each capitalized term used herein, that is not defined herein, shall have the meaning ascribed thereto in the Security Agreement.

B. In accordance with section 9.7(b) of the Security Agreement and Section 9.02 of the Credit Agreement, the parties to this Amendment have agreed to amend the Security Agreement, in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

The parties to this Amendment, intending to be legally bound, hereby agree as follows:

1. Amendments to Security Agreement. The definition of “Secured Parties” in Section 1.3 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“Secured Parties” means the Agent, the Security Agent, each Issuing Bank and each Lender under the Credit Agreement.”

2. Ratification and Confirmation of Loan Documents. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Security Agreement or any other Loan Document, and shall not shall not operate as a waiver of any right, power, or remedy of the Agent or any Lender under the Security Agreement or any other Loan Document.

3. Miscellaneous. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective permitted successors and assigns. This Amendment is a Loan Document. Henceforth, this Amendment and the Security Agreement shall be read together as one document and the Security Agreement shall be modified accordingly. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. If any provision of this

Amendment or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom, and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part thereof. This Amendment may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the Grantors and the Security Agent have caused this Amendment to be executed as of the date first written above.

Grantors

SUNPOWER CORPORATION

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	Executive Vice President and Chief Financial Officer

SUNPOWER CORPORATION, SYSTEMS

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	Chief Financial Officer

SUNPOWER NORTH AMERICA, LLC

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	Chief Financial Officer

SUNPOWER CAPITAL, LLC

By:	/s/ Mandy Yang
Name:	Mandy Yang
Title:	Chief Financial Officer and Treasurer

Signature Page To First Amendment to Security Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Security Agent

By:	/s/ Lucie Campos Caresmel
Name:	Lucie Campos Caresmel
Title:	Director

By:	/s/ Kaye Ea
Name:	Kaye Ea
Title:	Managing Director

Signature Page To First Amendment to Security Agreement